UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): August 12, 2021

Ollie's Bargain Outlet Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-37501	80-0848819
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.

6295 Allentown Boulevard Suite 1 Harrisburg, Pennsylvania	17112
(Address of Principal Executive Offices)	(Zip Code)

(717) 657-2300
(Registrant’s Telephone Number, Including Area Code)

 Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	OLLI	The NASDAQ Stock Market LLC

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 12, 2021, Ollie’s Bargain Outlet Holdings, Inc. (the “Company”) announced that Ray Daugherty, Senior Vice President of Supply Chain, will be departing from the Company effective as of August 27, 2021.

In connection with his departure, Mr. Daugherty and the Company entered into a Separation Agreement and General Release, dated as of August 11, 2021 (the “Separation Agreement”).  Under the terms of the Separation Agreement, the Company will provide Mr. Daugherty with (i) cash severance equivalent to five (5) months of Mr. Daugherty’s base salary for the Company’s current fiscal year payable in roughly equal installments on the regularly scheduled pay dates through January 28, 2022; and (ii) the acceleration of vesting on an aggregate of 1,425 unvested Restricted Stock Units

The payments above are subject to the terms of the Separation Agreement.

In addition to the foregoing, the Separation Agreement includes certain confidentiality, non-disparagement and non-solicitation covenants and a release of claims by Mr. Daugherty.

The forgoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01	Other Events.

On August 12, 2021, Ollie’s Bargain Outlet Holdings. Inc. issued a press release announcing that Ray Daugherty, Senior Vice President of Supply Chain will be departing from the Company effective as of August 27, 2021.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this report:

EXHIBIT INDEX

Exhibit No.	Description

104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

10.1	Separation Agreement

99.1	Press Release issued on August 12, 2021 by Ollie’s Bargain Outlet Holdings, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLLIE’S BARGAIN OUTLET HOLDINGS, INC.

Date: August 12, 2021	By:	/s/ Jay Stasz
		Name:	Jay Stasz
		Title:	Senior Vice President and Chief Financial Officer

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